SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Net change in non-cash working capital items:
Inventory	$ (1,419)	$ 339
Prepaid expenses and other assets	(18)	(327)
Taxes recoverable	(625)	210
Taxes payable	(867)	(28)
Accounts payable and accrued liabilities	1,466	(1,013)
Amounts receivable	843	(1,394)
Amounts due to related parties	39	(15)
Net change in non-cash working capital	$ (582)	$ (202)